UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023 (October 25, 2023)

RBB BANCORP
(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1055 Wilshire Blvd., 12th floor,
Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Item 8.01 Other Events.

Effective October 25, 2023, Royal Business Bank (the “Bank”), the wholly-owned subsidiary of RBB Bancorp (the “Company”), entered into a Stipulation to the Issuance of a Consent Order (the “Stipulation”) with the Federal Deposit Insurance Corporation (the “FDIC”) and the California Department of Financial Protection and Innovation (the “DFPI”), consenting to the issuance of a consent order (the “Consent Order”) relating to the Bank’s Anti-Money Laundering/Countering the Financing of Terrorism (“AML/CFT”) compliance program. In connection to the issuance of the Consent Order, the Bank did not admit or deny any charges of violating Bank Secrecy Act (“BSA”) and its implementing regulations.

Pursuant to the terms of the Consent Order, and within certain timeframes, the Bank is required to make certain enhancements and take certain actions with respect to its AML/CFT compliance program, including (i) enhancing personnel with oversight responsibilities with respect to the Bank’s AML/CFT compliance program, (ii) enhancing existing AML/CFT policies and practices, internal controls, customer due diligence, and training programs, and (iii) establishing an independent testing program to analyze and assess the Bank’s BSA Department.  The Consent Order also requires the Bank to correct certain alleged violations of the BSA program, including internal controls, staffing and the timing of the filing of one suspicious activity report. The Consent Order does not require the Bank to pay any civil money penalty, require additional capital, increase liquidity, improve asset quality or otherwise concern other aspects of the Bank’s operations.

The foregoing summary description of the Consent Order is not complete and is qualified in its entirety by reference to the full text of the Consent Order, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and the Stipulation, which is filed herewith as Exhibit 99.2, each of which is incorporated herein by reference.

The Bank has been proactive in addressing the items identified in the Consent Order prior to entering into the Consent Order.   Actions the Bank has taken to date include but are not limited to:

●	Hiring a new Deputy Chief Risk Officer/Senior BSA Officer;
●	Conducting a comprehensive review, revision and enhancement of the Bank’s AML/CFT policies and procedures to strengthen the Bank’s customer and enhanced due diligence programs;
●	Performing a qualitative and quantitative staffing analysis and expanding AML/CFT personnel through a combination of new hires and specialized consultants;
●	Enhancing training with respect to the Bank’s AML/CFT policies and procedures;
●	Engaging consultants to test enhanced AML/CFT policies and procedures; and
●	Enhancing the Bank’s AML/CFT audit scope.

The Consent Order will remain in effect and be enforceable until it is modified, terminated, suspended or set aside by the FDIC and the DFPI.  Although the Bank believes it has addressed many of the deficiencies identified in the Consent Order, there can be no guarantee that additional measures will not be required until the FDIC and the DFPI have reexamined and retested the Bank’s AML/CFT policies and procedures to the FDIC’s and the DFPI’s satisfaction, the timing of which is uncertain.

Except with respect to the salary and related expenses associated with the recently-hired new Deputy Chief Risk Officer/Senior BSA Officer, all expenses associated with the activities described above are reflected in the Company’s results of operations for the nine months ended September 30, 2023.  The Bank may incur additional expenses associated with the implementation of corrective actions; however these expenses are not expected to have a material impact on the results of operations or financial position of the Bank or the Company.

Issuance of the Consent Order does not preclude further government action with respect to the Bank’s AML/CFT program, including the imposition of fines, sanctions, additional expenses and compliance costs, and/or restrictions on the Bank’s activities, including the timing and pace of future growth.

Forward-Looking Statements

The statements made by the Company in this Current Report on Form 8-K concerning the Company’s remediation efforts associated with its AML/CFT program, possible actions of government authorities related thereto and the potential impact of such matters on the Company’s business initiatives, share repurchases and dividends constitute forward-looking statements. Words such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “forecasts,” “projects” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to help identify such forward-looking statements. These statements are not historical facts, but instead represent current expectations, plans or forecasts of the Company and are based on the beliefs and assumptions of the management of the Company and the information available to management at the time that these disclosures were prepared. The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and often are beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, the Company’s forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties discussed elsewhere in this report and in any of the Company’s other Securities and Exchange Commission filings, which could cause the Company’s future results to differ materially from the plans, objectives, goals, estimates, intentions, and expectations expressed in forward-looking statements: the success of the Company at managing the risks involved in the remediation efforts associated with its AML/CFT program; costs of enhancements to its AML/CFT program are greater than anticipated; and governmental authorities undertake enforcement actions or legal proceedings with respect to its AML/CFT program beyond those contemplated by the Consent Order. All forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, changes to future operating results over time, or the impact of circumstances arising after the date the forward-looking statement was made.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Consent Order dated October 25, 2023

99.2	Stipulation and Consent to the Issuance of a Consent Order dated October 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: October 31, 2023	By:	/s/ David R. Morris
David R. Morris
Chief Executive Officer

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